**TABLE OF SCHEDULES AND EXHIBITS
TO ASSET PURCHASE AGREEMENT**

by and between

**HOLLISTER & BLACKSMITH, INC. doing business as
AMERICAN CANNABIS COMPANY,
A wholly-owned subsidiary of
AMERICAN CANNABIS COMPANY, INC.**

and

**MEDIHEMP, LLC, and Its Wholly Owned Subsidiary, SLAM ENTERPRISES, LLC, and
MEDICAL CANNABIS CAREGIVERS, INC., collectively doing business as
NATURALEAF**

Schedule 1.2(a)
Excluded Contracts

None